                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

 / /  Preliminary Proxy Statement

 /X/  Definitive Proxy Statement

 / /  Definitive Additional Materials

 / /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
                             SUN MICROSYSTEMS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             SUN MICROSYSTEMS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

 /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).

 / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

 / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
    Rule 0-11:                                                               (A)
(4) Proposed maximum aggregate value of transaction:

 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:
- - ---------------

(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO]

                             SUN MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 1994 Annual Meeting of Stockholders of Sun Microsystems, Inc. ("Company"), a Delaware corporation, will be held at the Company's offices at 2750 Coast Avenue (Building 6), Mountain View, California on Wednesday, November 2, 1994, at 9:00 a.m., for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the Company's 1990 Employee Stock Purchase Plan in order to increase the number of shares of Common Stock reserved for issuance thereunder by 1,250,000 shares to an aggregate of 7,550,000 shares.

     3. To approve an amendment to the 1990 Long-Term Equity Incentive Plan in order to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 3,350,000 shares to an aggregate of 13,250,000 shares and (ii) provide for certain specific limitations on the grant of stock options to employees, including executive officers, of the Company.

     4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on September 7, 1994 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.

                                              Michael H. Morris,
                                              Secretary

Mountain View, California
September 21, 1994

- - -------------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE,
            SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
                    AND RETURN IT IN THE ENCLOSED ENVELOPE.
- - -------------------------------------------------------------------------------------

                             SUN MICROSYSTEMS, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Sun Microsystems, Inc. ("Company") for use at the 1994 Annual Meeting of Stockholders ("Annual Meeting") to be held Wednesday, November 2, 1994, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 2750 Coast Avenue (Building 6), Mountain View, California. The Company's principal executive offices are located at 2550 Garcia Avenue, Mountain View, California 94043 and its telephone number is (415) 960-1300. These proxy solicitation materials were mailed on or about September 21, 1994, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on September 7, 1994, are entitled to notice of and to vote at the meeting. At such record date, 94,793,483 shares of the Company's Common Stock, $0.00067 par value, were outstanding. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of September 7, 1994:

                                                                  NUMBER OF   PERCENTAGE
                            NAME AND ADDRESS                       SHARES      OF CLASS
        --------------------------------------------------------  ---------   ----------
        The Capital Group, Inc.(1)..............................  7,979,400       8.4%
          333 South Hope Street
          Los Angeles, CA 90071
        Lazard Freres & Co.(2)..................................  5,660,918       6.0%
          One Rockefeller Plaza
          New York, N.Y. 10020

- - ---------------

(1) Information obtained directly from The Capital Group, Inc. as of May 31, 1994. Capital Guardian Trust Company and Capital Research and Management Company, operating subsidiaries of The Capital Group, Inc., exercised, as of May 31, 1994, investment discretion with respect to 3,793,900 and 4,185,500 shares, respectively, or a combined total of 8.4% of outstanding stock which was owned by various institutional investors.

(2) Information obtained from a Schedule 13G filed with the Securities and Exchange Commission dated February 14, 1994. Includes sole voting power with respect to 4,402,462 shares, shared voting power with respect to 800 shares and sole dispositive power with respect to 5,352,981 shares.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     On all matters other than the election of directors, each share has one vote. See "Election of Directors -- Vote Required." See also "Amendment to 1990 Employee Stock Purchase Plan -- Vote Required" and "Amendments to 1990 Long-Term Equity Incentive Plan -- Vote Required."

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $4,000 for its services and will reimburse Skinner & Co. for certain out of pocket expenses estimated to be not more than $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1995 Annual Meeting of Stockholders must be received by the Company no later than May 24, 1995, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                             ELECTION OF DIRECTORS

GENERAL

     A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

VOTE REQUIRED

     Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder on the record date or may distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's vote.

     If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes represents a majority of the votes cast. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum but has no other effect under Delaware law.

     The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

     MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

     The names of the nominees, their ages at September 7, 1994 and certain other information about them are set forth below.

                                                                                         DIRECTOR
    NAME OF NOMINEE        AGE                     PRINCIPAL OCCUPATION                   SINCE
- - -----------------------    ---     ----------------------------------------------------  --------
Scott G. McNealy           39      Chairman of the Board of Directors, President and       1982
                                   Chief Executive Officer, Sun Microsystems, Inc.
L. John Doerr              43      General Partner, Kleiner Perkins Caufield & Byers,      1982
                                   a venture capital investment firm
William R. Hearst III      45      Editor and Publisher, San Francisco Examiner,           1988
                                   a regional newspaper
Robert L. Long             57      Independent Management Consultant                       1988
M. Kenneth Oshman          54      Chairman of the Board of Directors, President and       1988
                                   Chief Executive Officer, Echelon Corporation, a
                                   provider of control network technologies
A. Michael Spence          50      Dean, Graduate School of Business,                      1990
                                   Stanford University

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director and any executive officer of the Company.

     Mr. McNealy is also a director of Iwerks Entertainment, Inc.

     Mr. Doerr is also a director of Intuit, Inc., Macromedia, Inc. and Symantec Corporation.

     Mr. Long retired from Eastman Kodak Company ("Kodak") in December 1991 and is currently an independent management consultant. Mr. Long was Director of Corporate Planning of Kodak from July 1986 to December 1991 and was elected a Corporate Vice President in 1985 and a Senior Vice President in 1989.

     Mr. Oshman is also a director of Stratacom, Inc.

     Mr. Spence has served as Dean of the Graduate School of Business, Stanford University, since July 1990. Prior to that, he served as Dean of the Faculty of Arts and Sciences, Harvard University, for six years. Mr. Spence is also a director of General Mills, Inc., Bank of America Corporation and VeriFone, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of seven meetings during the fiscal year ended June 30, 1994. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee currently consists of Messrs. Long (Chairman) and Spence and held six meetings during the fiscal year ended June 30, 1994. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. During the entire fiscal year ended June 30, 1994, the Compensation Committee consisted of Messrs. Doerr (Chairman), Hearst and Oshman and held four meetings during such time. The Compensation Committee reviews and approves the Company's executive compensation policies and, on certain occasions, administers the Company's employee stock option and stock purchase plans. See "Report of Compensation Committee." The Nominating Committee currently consists of Messrs. Oshman (Chairman), McNealy, Doerr and Hearst and held no meetings during the year ended June 30, 1994. The Nominating Committee reviews and makes recommendations regarding candidates for service on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. For procedures to be followed in submitting such recommendations, see "Information Concerning Solicitation and Voting -- Deadline for Receipt of Stockholder Proposals" above.

     During the fiscal year ended June 30, 1994, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served, with the exception of Mr. Hearst who attended 73% of the aggregate number of meetings of the Board of Directors and the committees on which he served.

DIRECTOR COMPENSATION

     The Company pays fees of $1,750 per month to each of its nonemployee directors. In addition, the chairman of each committee of the Board of Directors is paid $1,500 for each meeting of his committee which he attends. During the last fiscal year, the Company also paid to Mr. Long $7,500 for his role on the Company's European Advisory Board.

     Additionally, the nonemployee directors of the Company participate under the Company's 1988 Directors' Stock Option Plan (the "Directors' Option Plan"), as adopted by the Board of Directors and approved by the stockholders in October 1988, which provides for the grant of nonstatutory stock options to nonemployee directors. Under the Directors' Option Plan, each nonemployee director who is a partner, officer or director of an entity having an equity investment in the Company is automatically granted a nonstatutory stock option to purchase 5,000 shares of Common Stock of the Company on the date on which such person becomes a director. Each nonemployee director who is not, on the date of his or her appointment to the Board, affiliated with an entity having an investment in the Company, is automatically granted an option to purchase 20,000 shares of Common Stock on the date on which such person becomes a director of the Company. Thereafter, each nonemployee director is automatically granted a nonstatutory stock option to purchase 5,000 shares of Common Stock of the Company on the date of each Annual Meeting of Stockholders at which each such nonemployee director is re-elected to serve on the Board of Directors, provided that, on such date, he or she has served on the Board of Directors for at least six months. The Director's Option Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Director's Option Plan have a term of five years and are exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. Options granted pursuant to the Directors' Option Plan may be exercised only while the optionee is a director of the Company or within six months after termination of service as a director due to death or within ninety days after the optionee ceases to serve as a director of the Company for any other reason. During the last fiscal year, each of Messrs. Doerr, Hearst, Long, Oshman and Spence was granted an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $24.625 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Doerr, Hearst and Oshman. The Company has no interlocking relationships involving any of its Compensation Committee members as required to be reported by the Securities and Exchange Commission and no executive officer of the Company serves on its Compensation Committee.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of September 7, 1994, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group:

                                                                                 APPROXIMATE
                                                            NUMBER OF SHARES     PERCENTAGE
                              NAME                         BENEFICIALLY OWNED       OWNED
        -------------------------------------------------  -------------------   -----------
        Scott G. McNealy(1)..............................       2,265,262            2.39%
        Kenneth M. Alvares(2)............................          40,193
        Kevin C. Melia(3)................................               0               *
        William J. Raduchel(4)...........................          47,476               *
        Joseph P. Roebuck(5).............................         155,310               *
        Edward J. Zander(6)..............................          75,816               *
        L. John Doerr(7).................................          83,066               *
        William R. Hearst III(8).........................          23,660               *
        Robert L. Long(9)................................           7,900               *
        M. Kenneth Oshman(10)............................         101,250               *
        A. Michael Spence(11)............................          27,600               *
        All directors and current executive officers
          as a group (27 persons)(12)....................       3,696,427            3.90%

- - ---------------

  *  Less than 1%

 (1) Includes 469,093 shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994.

 (2) Includes 24,600 shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994.

 (3) Mr. Melia voluntarily resigned from the Company on June 1, 1994. Includes no shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994.

 (4) Includes 40,328 shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994.

 (5) Includes 99,344 shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994.

 (6) Includes 33,485 shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994.

 (7) Includes 16,250 shares issuable upon exercise of options granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 7, 1994.

 (8) Includes 16,250 shares issuable upon exercise of options granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 7, 1994. Includes 1,010 shares held by Mr. Hearst's two minor children.

 (9) Includes 7,500 shares issuable upon exercise of options granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 7, 1994.

(10) Includes 11,250 shares issuable upon exercise of options granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 7, 1994. Includes 60,000 shares held by OS Ventures. Mr. Oshman is the managing general partner of OS Ventures and has the power to vote or control the disposition of such shares. Excludes 6,000 shares held by Mr. Oshman as trustee of a trust in which he claims no beneficial ownership.

(11) Includes 27,500 shares issuable upon exercise of options granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 7, 1994.

(12) Includes 1,223,196 shares issuable upon exercise of options exercisable at or within 60 days of September 7, 1994. Excludes certain shares as described in footnote (10) above.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and as to each of the other five most highly compensated executive officers (including one former officer) whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                           ------------------------------------
                                                                                   AWARDS
                                         ANNUAL COMPENSATION               -----------------------
                               ---------------------------------------                                PAYOUTS
                                                              (E)             (F)                    ----------
                                                             OTHER         RESTRICTED      (G)                           (I)
         (A)                                                 ANNUAL          STOCK      SECURITIES      (H)           ALL OTHER
      NAME AND          (B)       (C)          (D)        COMPENSATION      AWARD(S)    UNDERLYING      LTIP         COMPENSATION
 PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)(1)       ($)(2)        ($)(3)(4)    OPTIONS(#)   PAYOUTS($)       ($)(2)(5)
- - ---------------------   ----   ---------   -----------    ------------     ----------   ----------   ----------      ------------
Scott G. McNealy        1994   $400,000     $ 815,280       $     --        $     --      112,500     $124,835(6)       $1,200
  Chairman of the
    Board,              1993    400,000       251,304             --              --       60,000           --           1,200
  President and Chief   1992    550,000       445,763             --              --       29,034           --              --
  Executive Officer,
    Sun
  Microsystems, Inc.
Kenneth M. Alvares(7)   1994    294,827       190,317(8)          --              --       66,750           --              --
  Vice President,
    Human               1993    264,538       133,206(8)          --              --       20,000           --              --
  Resources, Sun        1992     28,846       114,427(8)          --         418,115       30,000           --              --
  Microsystems, Inc.
Kevin C. Melia(9)       1994    345,577        33,784        702,244(10)          --       34,000       16,116(11)       1,200
  Former Officer        1993    350,000       109,945        403,309(10)          --       20,000           --           1,200
                        1992    350,000       180,947             --              --        2,012           --              --
William J. Raduchel     1994    334,885       170,699             --              --       68,750       23,115(6)        1,200
  Vice President,
    Corporate           1993    325,000       102,092             --              --       20,000           --           1,200
  Planning and
    Development         1992    325,000       168,701             --              --        2,012           --              --
  and Chief
    Information
  Officer, Sun Microsystems,
  Inc.
Joseph P. Roebuck       1994    335,000       170,699             --              --       41,000       21,966(6)        1,200
  Vice President,
    Worldwide           1993    338,961       199,233             --              --       20,000           --           1,200
  Field Operations,
    Sun                 1992    274,999       131,183             --         247,493        1,912           --              --
  Microsystems
    Computer
  Company
Edward J. Zander        1994    393,596       202,158             --         257,493      159,000       57,788(6)        1,200
  President, SunSoft,
    Inc.                1993    325,000       102,092             --         614,987       40,000           --           1,200
                        1992    325,000       168,701             --              --        5,030           --              --

- - ---------------

 (1) Amounts stated include bonus amounts earned in fiscal 1994 by the executive officers and paid in fiscal 1995.

 (2) Under the transition rules of the Securities and Exchange Commission, no disclosure is required under "Other Annual Compensation" and "All Other Compensation" above for fiscal year 1992.

 (3) The value of a restricted stock award is determined (net of any consideration paid) by multiplying the number of shares subject to such award by the closing price of the Company's Common Stock as reported on the NASDAQ National Market System on the date of grant of such award.

 (4) As of June 30, 1994 (i) Mr. Alvares held 15,000 shares of restricted Common Stock having an aggregate value of $309,365, which shares are subject to the Company's Repurchase Option which expires as to 7,500 of such shares on November 18, 1994 and to the remaining 7,500 of such shares on May 18, 1997, (ii) Mr. Raduchel held 5,000 shares of restricted Common Stock having an aggregate value of $103,122, which shares are subject to the Company's Repurchase Option which expires on February 8, 1995, (iii) Mr. Roebuck held 3,750 shares of restricted Common Stock having an aggregate value of $77,341, which shares are subject to the Company's Repurchase Option which expired as to all of such shares on August 9, 1994, and (iv) Mr. Zander held 30,000 shares of restricted Common Stock having an aggregate value of $618,730, which shares are subject to the Company's Repurchase Option which expires as to 10,000 of such shares on March 24, 1995, as to 10,000 of such shares on September 24, 1997, as to 5,000 of such shares on August 16, 1996 and as to the remaining 5,000 shares on February 16, 1999. For purposes hereof, the aggregate value of shares of restricted Common Stock held by an executive officer is calculated (net of any consideration paid) based on the closing price of the Company's Common Stock as reported on June 30, 1994 on the NASDAQ National Market System. Additionally, for purposes hereof, the Company's "Repurchase Option," referenced above, refers to the option of the Company to repurchase such shares of the restricted Common Stock at the original purchase price paid by the executive officer upon termination of such officer's employment prior to the applicable vesting dates. All of the above executive officers will receive the same dividends on all shares of restricted Common Stock as received by all other stockholders of the Company; however, the Company has never paid and does not currently anticipate paying any cash dividends in the foreseeable future.

 (5) Amounts stated reflect contributions made by the Company to such executive officer under the Company's 401(k) Plan.

 (6) Amounts stated reflect the earned payment of certain "EPS Growth Awards" granted in November 1991 by the Company to certain key employees, including executive officers. These EPS Growth Awards are payable in cash only and are valued based on the Company achieving certain financial results over the course of two performance periods. The EPS Growth Awards vested 50% on June 30, 1994 and vest the remaining 50% on June 30, 1997, subject to the recipient's continued employment with the Company.

 (7) Mr. Alvares commenced employment with the Company on May 18, 1992.

 (8) Bonus amounts include payments made to Mr. Alvares in connection with a signing bonus awarded to Mr. Alvares in fiscal 1992, but payable over four years depending on his continued employment. In fiscal 1992, 1993 and 1994, Mr. Alvares received $100,000, $50,000 and $40,000, respectively, pursuant to this signing bonus obligation.

 (9) Mr. Melia voluntarily resigned from the Company on June 1, 1994.

(10) $89,189 of the amount stated for fiscal 1993 reflects payments made to Mr. Melia in connection with mortgage differential payment obligations of the Company associated with Mr. Melia's relocation to California. The remaining amounts stated for fiscal years 1993 and 1994 are described in detail herein, see "Employment Contracts and Change-In-Control Arrangements" for a further description of these compensation arrangements.

(11) Amount stated reflects the payment of the vested portion of Mr. Melia's "Book Value Unit" award as of June 1, 1994 (date of Mr. Melia's voluntary resignation). Book Value Units were granted by the Company to certain key employees, including Mr. Melia, in February 1991. These Book Value Units are payable in cash and are valued based on the Company's cumulative earnings per share as announced for the fiscal quarters beginning on or after July 1990. Book Value Units vest at 12.5% on July 1 of each year, subject to the employee's continued employment with the Company. Book Value Units are paid in accordance with the agreements covering the terms thereof or upon termination of employment. As of September 7, 1994, no cash payments have been made to any other officer named in the Summary Compensation Table pursuant to such Book Value Units.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1994 to the executive officers named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                         --------------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE
                               (B)                (C)                                                VALUE AT ASSUMED
                            NUMBER OF          % OF TOTAL                                          ANNUAL RATES OF STOCK
                           SECURITIES           OPTIONS              (D)                            PRICE APPRECIATION
                           UNDERLYING          GRANTED TO        EXERCISE OR          (E)           FOR OPTION TERM(1)
          (A)                OPTIONS          EMPLOYEES IN        BASE PRICE       EXPIRATION     -----------------------
         NAME             GRANTED(#)(2)       FISCAL YEAR        ($/SH)(3)(4)         DATE            5%          10%
- - -----------------------  ---------------     --------------     --------------     ----------     ----------   ----------
Scott G. McNealy              50,000               1.0%            $ 27.625          08/11/03     $  868,661   $2,201,357
                              62,500               1.2               19.50           06/22/04        766,465    1,942,374
Kenneth M. Alvares            23,000               0.4               27.625          08/11/03        399,584    1,012,624
                              43,750               0.9               19.50           06/22/04        536,526    1,359,662
Kevin C. Melia (5)            34,000               0.7               27.625          08/11/03        590,689    1,496,923
William J. Raduchel           25,000               0.5               27.625          08/11/03        434,330    1,100,678
                              43,750               0.8               19.50           06/22/04        536,526    1,359,662
Joseph P. Roebuck             21,000               0.4               27.625          08/11/03        364,837      924,570
                              20,000               0.4               19.50           06/22/04        245,269      621,559
Edward J. Zander              34,000               0.7               27.625          08/11/03        590,689    1,496,923
                             100,000               1.9               26.125          02/16/04      1,642,987    4,163,652
                              25,000               0.5               19.50           06/22/04        306,586      776,949

- - ---------------

(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.

(2) All stock options granted in fiscal 1994 become exercisable starting one year after the date of grant, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable at the end of each year thereafter, with full vesting occurring on the fifth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the NASDAQ National Market System on the last trading day prior to the date of grant.

(4) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(5) Mr. Melia voluntarily resigned from the Company on June 1, 1994. On September 1, 1994, Mr. Melia's right to exercise his option to purchase the shares of Common Stock as set forth on this table expired unexercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1994 and the value of options held at fiscal year end:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                        (D)
                                                          NUMBER OF SECURITIES        (E)
                                                               UNDERLYING               VALUE OF UNEXERCISED
                           (B)             (C)                 UNEXERCISED                  IN-THE-MONEY
                             SHARES         VALUE              OPTIONS AT                    OPTIONS AT
(A)                        ACQUIRED ON     REALIZED        FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)
          NAME             EXERCISE(#)      ($)(1)      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
- - -------------------------  -----------     --------     -------------------------     -------------------------
Scott G. McNealy                  --       $     --          388,787/377,113             $1,218,750/$845,312
Kenneth M. Alvares                --             --           16,000/100,750                      0/  49,219
Kevin C. Melia(2)              6,528         60,324            4,000/      0                     0/        0
William J. Raduchel               --             --           35,661/ 88,084                 41,812/  49,219
Joseph P. Roebuck                 --             --           74,891/119,507                243,750/ 255,000
Edward J. Zander              23,298        315,611           30,377/197,616                 45,000/  28,125

- - ---------------

(1) Market value of underlying securities at exercise date or fiscal year end, as the case may be, minus the exercise price.

(2) Mr. Melia voluntarily resigned from the Company on June 1, 1994. On September 1, 1994, Mr. Melia's right to exercise his remaining option and to purchase the 4,000 shares of the Company's Common Stock vested thereunder expired. Mr. Melia retained no exercisable options as of September 7, 1994.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above other than the compensation arrangement with Mr. Melia which existed prior to his voluntary resignation and certain continuing obligations of the Company, as described below. The Company has, however, entered into change-in-control agreements with each of the named executive officers. Pursuant to these agreements, each such officer is eligible to receive, in the event that his or her employment is terminated following a change-in-control of the Company, other than for just cause (as defined), death, disability (as defined), retirement or resignation other than for good reason (as defined), an amount equal to two and one-half times his or her annual compensation (or, in the case of Mr. McNealy, an amount equal to three times his annual compensation), continuation of health benefits and group term life insurance for twenty-four months thereafter and accelerated vesting of all options held. Mr. Melia is no longer entitled to any benefits under this agreement. For purposes hereof, "annual compensation" means wages, salary and incentive compensation for the calendar year coinciding with or immediately preceding the year in which the above-described severance payment becomes payable. In addition, pursuant to the terms of these agreements, a change-in-control includes (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a thirty-six month period, not initiated by the Board.

     In connection with Mr. Melia's employment with the Company in 1989, the Company guaranteed certain loan obligations of Mr. Melia totalling $387,782 related to Mr. Melia's accumulated pension benefits attributable to his previous employer. In addition, the Company agreed to, among other things, pay all accrued interest on the aforementioned loan and to reimburse Mr. Melia for any taxes incurred in connection with such transaction. Also in connection with his initial employment, Mr. Melia was sold certain shares of restricted stock of the Company vesting over time. The Company and Mr. Melia intended that upon the vesting of such shares, Mr. Melia would sell the shares and utilize the proceeds to repay the outstanding principal amount of the aforementioned loan obligation. In fiscal 1993, the Company paid to Mr. Melia approximately $314,000 in connection with these obligations. Upon Mr. Melia's voluntary resignation on June 1, 1994, the Company paid to Mr. Melia $397,042 pursuant to these obligations. The Company has no continuing obligations to Mr. Melia under this compensation arrangement. The Company also paid to Mr. Melia an additional $305,202 upon his voluntary resignation. Included in this amount was approximately $18,000 paid to Mr. Melia in connection with COBRA benefits covering the eighteen month period immediately following his termination. The Company has also agreed to pay, at a future date when requested by Mr. Melia, certain relocation expenses incurred by Mr. Melia as a result of his voluntary resignation. These expenses are currently estimated to be not greater than $70,000. Finally, the Company has also agreed to reimburse expenses incurred by Mr. Melia, if any, for conversion of his COBRA benefits into another major medical health policy at the end of the eighteen month period described above. These expenses cannot be reasonably estimated as of September 7, 1994.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     In June and July 1992, Mr. Alvares received two interest-free loans from the Company in the amounts of $300,000 and $375,000,with principal payable in full in June 1997 and July 1997, respectively. The largest aggregate amount outstanding under these loans during the last fiscal year ended June 30, 1994 was $675,000, which amount remained outstanding at September 7, 1994. The foregoing loans were made to Mr. Alvares in order to finance the purchase of his residence.

     In December 1992, Chester Silvestri, who became an executive officer of the Company in fiscal 1994, received an interest free loan from the Company in the amount of $120,000, with principal payable in full in July 1995. The total principal amount of this loan remained outstanding as of September 7, 1994. This loan was made to Mr. Silvestri to finance the purchase of his residence.

     In July 1994, Mr. Zander received two loans from the Company in the respective principal amounts of $17,502.84 and $20,605.35. Each note bore simple interest at the LIBOR rate of 4.50%. These notes were issued in connection with certain tax obligations incurred as a result of the vesting of shares of restricted stock and the exercise of a nonstatutory stock option. In addition, in July 1994, Mr. Zander entered into a Notice of Exercise and Irrevocable Subscription Agreement pursuant to which Mr. Zander exercised a nonstatutory stock option to purchase 15,000 shares of Common Stock at $18.00 per share. Pursuant to this arrangement, Mr. Zander irrevocably agreed to pay the aggregate purchase price of $270,000 within a period of time, not exceeding 15 days from such date that Mr. Zander may sell shares of Common Stock free of the Company's relevant trading restrictions applicable to officers. Mr. Zander paid to the Company the $270,000 aggregate purchase price, together with the $38,108.19 aggregate principal amount of the above notes, on September 6, 1994. As of September 7, 1994, no amounts remained outstanding under the above-described arrangements.

     In July 1994, Lawrence Hambly, an executive officer of the Company, received a loan from the Company in the principal amount of $23,397. The promissory note bore simple interest at the LIBOR rate of 4.50%. The note was issued in connection with certain tax obligations incurred as a result of the exercise of a nonstatutory stock option. In addition, Mr. Hambly entered into a Notice of Exercise and Irrevocable Subscription Agreement (the "Subscription Agreement") pursuant to which Mr. Hambly exercised a nonstatutory stock option to purchase 16,000 shares of Common Stock at $18.00 per share. Pursuant to this arrangement, Mr. Hambly irrevocably agreed to pay the aggregate purchase price of $288,000 within a period of time, not exceeding 15 days from such date that Mr. Hambly may sell shares of the Company's Common Stock free of the Company's relevant trading restrictions applicable to officers. On September 2, 1994, Mr. Hambly paid to the Company a total of $200,000, representing the $23,397 principal amount of the note and a portion of the amount due under the Subscription Agreement. As of September 7, 1994, $111,397 remained outstanding under the Subscription Agreement.

     In October 1990, the Company entered into individual change-in-control agreements with each of its corporate executive officers, in addition to the executive officers named in the Summary Compensation Table, containing substantially the same terms as the change-in-control agreements described above, see "Employment Contracts and Change-in-Control Arrangements."

     The Company also adopted the Executive Change of Control Severance Plan ("Severance Plan") in June 1990. The Severance Plan covers, among others, all executive officers who have not otherwise entered into an agreement with the Company, as described above, and provides that in the event that any such officer is terminated within one year after the date of any change-in-control, other than for just cause (as defined), death, voluntary retirement at or after age 65, total or permanent disability or voluntary resignation, such officer is entitled to one and one-half times his or her annual compensation and the continuation of health benefits and group term life insurance for twenty-four months.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended June 30, 1994.

                        REPORT OF COMPENSATION COMMITTEE

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to compensation paid to such executive officers for the year ended June 30, 1994. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

COMPENSATION PHILOSOPHY

     The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee sets the Company's compensation policies applicable to the executive officers, including the Chief Executive Officer, and evaluates the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

     - Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

     - Align all pay programs with the Company's annual and long-term business strategies and objectives.

     - Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

COMPONENTS OF EXECUTIVE COMPENSATION

     The Compensation Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

     - Base Salary

     - Annual Incentive Bonus

     - Long-Term Incentives

BASE SALARY

     The Committee intends to compensate its executive officers, including the Chief Executive Officer, competitively within the industry. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other high technology companies, specifically those companies comprising the S&P Computer Systems Index as shown in the Performance Graph below. Although the Committee targets the high-end of the base salary range determined by its aforementioned competitive compensation analysis, the Committee ultimately gives significant emphasis to longer-term compensation incentives for its executives' total compensation package. The Committee believes that the longer-term incentives help motivate the executives to better achieve the Company's corporate performance goals, thereby more directly contributing to stockholder value. Consistent with this philosophy, the Committee did not significantly adjust the base pay levels of its executive officers over fiscal years 1992 and 1993 and adjusted fiscal 1994 base pay levels only as it deemed necessary in order to remain competitive with the general base salary increases offered by the companies included in its industry analysis. Similarly, the Committee did not significantly adjust Mr. McNealy's base salary over the last two fiscal years and actually lowered his base salary, at Mr. McNealy's request, in fiscal 1993 from his fiscal 1992 level. The Committee, however, frequently evaluates its existing compensation philosophy in light of the Company's desire to hire, retain and motivate the most qualified individuals available in the industry for the successful conduct of its business. In this regard, the Committee may in the future determine that it would be necessary to increase base salary levels in a more significant manner than it has over the last three fiscal years in order to accomplish the aforementioned goal. In addition, the Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of each executive officer, including Mr. McNealy, in order to determine current and future appropriate base pay levels.

ANNUAL INCENTIVE BONUS

     Executive officers of the Company are eligible for a target annual incentive bonus, calculated by the Committee as a percentage of the officers' base salary. All corporate executive officers, other than Mr. McNealy, are eligible for a target bonus of 50% of their base salary. Mr. McNealy is eligible for a target bonus of 200% of his base salary. Over the last fiscal year, bonuses awarded to the executive officers, including Mr. McNealy, were calculated based on the achievement of certain corporate performance goals and by the achievement of the Company's Performance RONABIT goal, as defined below. The executive officers, including Mr. McNealy, must successfully achieve certain corporate goals which are submitted by corporate executive management to the Committee for its approval. The Committee, together with the Board of Directors, subjectively evaluates and approves these corporate performance goals, which goals are tied to different indicators of corporate performance, such as targeted revenues, shipment levels, asset management ratios and other financial targets. These corporate performance goals vary from year to year, are subjective in nature and are competitively sensitive to the Company's business and operations. The Committee evaluates the completion of these corporate goals and approves a performance rating score which is tied to the percentage of the goals so completed. This scoring is subjective and is influenced by the Committee's perceived importance of the various corporate goals. For fiscal year 1994, the scoring was based on a 65% overall corporate goal achievement. Each executive's annual bonus, including Mr. McNealy's, is ultimately calculated by multiplying his or her target bonus amount by such scoring. This total is then multiplied by the Performance RONABIT multiplier calculated at fiscal year end by the Company. Performance RONABIT, the Return on Net Assets Before Interest and Taxes, for fiscal year 1994 was calculated as an average of certain earnings per share ("EPS") and asset management achievements by the Company. The Company compares its actual EPS performance and net asset levels against certain confidential EPS targets and net asset targets, respectively, on a quarterly basis over the fiscal year. EPS and net asset multipliers are calculated based on actual performance by the Company with respect to these measures, expressed as percentages of targeted performances. At year end, the Company calculates the Performance RONABIT multiplier as an average of these EPS and net asset multipliers. At June 30, 1994, the Performance RONABIT multiplier was 1.29, falling between a possible minimum multiplier of 0 and maximum of 2. Therefore, Mr. McNealy's annual bonus of $815,280 reflects his targeted bonus amount multiplied by the scoring attributable to the aforementioned partial corporate goal attainment by the Company and then multiplied by 1.29 (Performance

RONABIT). Elements of the Company's financial performance during fiscal 1994 which directly affected Mr. McNealy's bonus calculation included: year over year net revenue growth for the Company of 9%, earnings per share growth of 36% and a year end cash portfolio for the Company of greater than $882 million, with very little long-term debt.

     With respect to determining executive compensation in fiscal 1995, the Committee intends to focus less on the subjective corporate goal evaluation, described above. Instead, the Committee will utilize a revised performance indicator measuring the Company's earnings per share performance against certain targets, similar to its fiscal 1994 EPS analysis, and the Company's revenue performance against certain revenue targets. These EPS and revenue targets are confidential and are competitively sensitive to the Company's business and operations. The Committee intends, however, to focus on targets consistent with the Company's overall long-term goal of increasing its EPS by a compound annual rate of 15%.

LONG-TERM INCENTIVES

     The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options and, in rare cases, restricted stock. The Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option or restricted stock award. Other than stock options and restricted stock, as discussed below, the Committee made no other long-term performance awards during the last fiscal year. The Committee has in the past granted long-term cash incentive awards, such as "EPS Growth Awards", granted in November 1991, and "Book Value Units", granted in February 1991. See "Summary Compensation Table" (including the footnotes thereto) for a description of these awards. Due to the fact that long-term incentive awards are granted based on individual or corporate performance as determined subjectively by the Committee, any other future long-term incentive awards cannot be determined at this time.

     The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Mr. McNealy's option grants are also determined subjectively by the Committee. In February 1994, the Committee approved a special grant of an option to purchase 100,000 shares of Common Stock to Mr. Zander, as President of SunSoft, Inc., a wholly-owned subsidiary of the Company ("SunSoft"). The purpose of this grant was to uniquely reward Mr. Zander and to keep his total compensation package at a competitive level, particularly in light of SunSoft's outstanding performance over the last fiscal year.

     The Committee also makes restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock has been primarily limited within the last three fiscal years to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer or to award an executive officer for extraordinary performance. During the last fiscal year, the Committee granted to J. Phillip Samper, the newly appointed President of Sun Microsystems Computer Company, a division of the Company, 20,000 shares of restricted stock at a purchase price of $.00067 per share, in connection with his appointment to such office. In addition, the Committee granted to Mr. Zander, a current executive officer of the Company, a restricted stock award of 10,000 shares of Common Stock, at a price of $.00067 per share, as a result of the Committee's desire to reward Mr. Zander for the continued significant contributions made by SunSoft, as described above. Mr. Zander similarly received an award of 20,000 shares of restricted stock, at a purchase price of $.00067 per share, in fiscal 1993, again for significant contributions to the Company's performance made by SunSoft during fiscal years 1992 and 1993. For information regarding the valuation and vesting of these restricted stock awards, see "Summary Compensation Table."

DISCUSSION OF COMPENSATION IN EXCESS OF $1 MILLION A YEAR

     The Committee has considered the implications of Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted under the Revenue Reconciliation Act of 1993. This Section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its Chief Executive Officer or any of its four other highest-paid officers. The Section also provides for certain exemptions to this limitation, specifically compensation which is performance based. In December 1993, the Internal Revenue Service issued proposed regulations implementing this new law. These regulations have been subject to public comment and hearings over the last fiscal year. Certain additional and/or clarifying regulations are anticipated to be released by the IRS later this calendar year or early next year.

     In order to qualify compensation derived from the exercise of stock options granted to the Company's executive officers as performance based compensation, as contemplated by the Internal Revenue Service, the Company has proposed an amendment to the Company's 1990 Long-Term Equity Incentive Plan, as described in this Proxy Statement. See "Amendments to 1990 Long-Term Equity Incentive Plan."

     With respect to other forms of compensation granted by this Committee to such executive officers, the Committee is continuing to study the impact of
Section 162(m) and is evaluating the possible alternatives. The Committee is reluctant at this time to make changes to its compensation programs solely for tax purposes, particularly since the regulations are not finalized at this time and modified regulations are expected. The Committee will continue to analyze and assess the effects of Section 162(m) on its compensation practices and will continue to evaluate whether any actions will be necessary and appropriate.

SUMMARY

     The Compensation Committee believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salaries and annual and long-term incentives, as described in this report, serves the interests of the Company and the Company's stockholders.

L. John Doerr
William R. Hearst III
M. Kenneth Oshman

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computer Systems Index for the period commencing July 1, 1989 and ending on June 30, 1994. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                                                              YEAR ENDING
                                      ------------------------------------------------------------
                                      6/89       6/90       6/91       6/92       6/93       6/94
                                      -----      -----      -----      -----      -----      -----
Sun Microsystems, Inc...............  $ 100      $ 200      $ 164      $ 154      $ 174      $ 121
S&P 500.............................  $ 100      $ 116      $ 125      $ 142      $ 161      $ 163
S&P Computer Systems................  $ 100      $ 106      $  91      $  91      $  61      $  66

* $100 invested on 06/30/89 in the Company's stock or applicable index -- assuming reinvestment of dividends. Fiscal year endings shown above on June 30.

                 AMENDMENT TO 1990 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1990 Employee Stock Purchase Plan ("1990 Purchase Plan") in order to increase the number of shares reserved for issuance thereunder by 1,250,000 shares, from 6,300,000 shares to 7,550,000 shares of Common Stock. The 1990 Purchase Plan was adopted by the Board of Directors on October 16, 1990 and approved by the stockholders on December 13, 1990.

     As of September 7, 1994 there were 1,250,708 shares available for future issuance under the 1990 Purchase Plan. The Board of Directors believes that increasing the number of shares available for issuance under the 1990 Purchase Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business. The Company believes that the number of remaining shares available for issuance under the 1990 Purchase Plan will be insufficient to accomplish these purposes.

SUMMARY OF THE 1990 PURCHASE PLAN

     The essential features of the 1990 Purchase Plan are outlined below.

     PURPOSE

     The purpose of the 1990 Purchase Plan is to provide employees of the Company and its designated subsidiaries who participate in the 1990 Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and to provide the Company with the ability to attract, retain and motivate the best available people for the successful conduct of its business.

     ADMINISTRATION

     The 1990 Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (for the purposes of this plan description, "Board" shall mean either the Board or a committee appointed by the Board). The provisions of the 1990 Purchase Plan may be amended by the Board from time to time, at its sole discretion and subject to compliance with all applicable federal and state laws. The 1990 Purchase Plan gives the Board or its committee the authority to determine the duration of Exercise Periods within Offering Periods and the duration of Offering Periods. In addition, the 1990 Purchase Plan gives the Board or its committee the authority to set the maximum percentage of eligible compensation which a participant may contribute to all employee stock purchase plans of the Company. All questions of interpretation or application of the 1990 Purchase Plan are determined in the sole discretion of the Board or its committee, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1990 Purchase Plan but may not vote on any matter affecting the administration of the 1990 Purchase Plan or the grant of any option pursuant to the 1990 Purchase Plan. No member of the Board who is eligible to participate in the 1990 Purchase Plan may be a member of the committee appointed to administer the 1990 Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1990 Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1990 Purchase Plan, other than the Chairman of the Compensation Committee who receives $1,500 for each meeting of such committee that he attends, see "Election of Directors -- Director Compensation."

     ELIGIBILITY

     Any person who is employed by the Company (or by any of its majority-owned subsidiaries designated from time to time by the Board of Directors) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the 1990 Purchase Plan. For purposes of the 1990 Purchase Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other paid leave of absence approved by the Company; provided that where the period of such leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. With respect to unpaid leaves of absence approved by the Company, for purposes of the 1990 Purchase Plan the employment relationship shall be treated as continuing intact while the individual is on unpaid leave for a period not to exceed 30 days and shall be deemed to be terminated on the 31st day of such unpaid leave (provided that such individual's right to reemployment is not guaranteed by statute or by contract). As of September 7, 1994, approximately 6,500 employees were participating in the 1990 Purchase Plan.

     OFFERING PERIODS

     The 1990 Purchase Plan is implemented by consecutive offering periods ("Offering Periods") of such duration as the Board or its committee shall determine, provided that in no event shall an Offering Period exceed 27 months. The Offering Periods are currently six months in duration; provided, however, that the current Offering Period under the 1990 Purchase Plan is eight months in duration (beginning on September 1, 1994 and ending on April 30, 1995). Starting on May 1, 1995, the Offering Periods will return to six months in duration beginning on May 1 and November 1 of each year. The Board or its committee has the power to alter the duration of Offering Periods without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.

     PARTICIPATION IN THE PLAN

     Eligible employees become participants in the 1990 Purchase Plan by delivering to the Company subscription agreements authorizing payroll deductions. An employee who becomes eligible to participate in the 1990 Purchase Plan after the commencement of an Offering Period may not participate in the 1990 Purchase Plan until the commencement of the next Offering Period. No employee shall be granted an option under the 1990 Purchase Plan (i) if, immediately after the grant, such employees would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company and its subsidiaries to exceed $25,000 worth of stock.

     PURCHASE PRICE

     The purchase price per share at which shares are sold under the 1990 Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the first day of the Offering Period or 85% of the fair market value of a share of Common Stock on the Exercise Date. The "Exercise Date" is the last day of each Offering Period. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors based upon the reported closing sales price in the NASDAQ National Market System on the day of such determination.

     PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The contributions used to purchase shares are accumulated by payroll deductions during the Offering Period. Unless the Board or its committee determines otherwise, a participant's deductions under all employee stock purchase plans of the Company may not exceed a total of 10% of the participant's eligible compensation, which is currently defined in the 1990 Purchase Plan to include regular straight time gross earnings, variable compensation for field sales personnel, certain incentive bonuses, payments for overtime, shift premium, lead pay and automobile allowances, but excluding other compensation. A participant may discontinue his or her participation in the 1990 Purchase Plan at any time or may change the rate of payroll deductions effective as of the next Offering Period.

     All payroll deductions are credited to the participant's account under the 1990 Purchase Plan; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     PURCHASE OF STOCK; EXERCISE OF OPTION

     At the beginning of each Offering Period, by executing a subscription agreement to participate in the 1990 Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a participant in an Offering Period is determined by dividing the compensation which such participant has had withheld during the Offering Period by 85% of the fair market value of the Common Stock at the beginning of the Offering Period or on the applicable Exercise Date, whichever is lower; provided that such number shall not exceed a maximum number of shares set by the Board or its committee with respect to the Offering Period. Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% by the Company at such time during any Offering Period which is scheduled to end during the then current calendar year ("Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the 1990 Purchase Plan and all employee stock purchase plans of the Company in a prior Offering Period which ended during the then current calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equals $21,250. Payroll deductions shall recommence in the first Offering Period that is scheduled to end in a subsequent calendar year.

     WITHDRAWAL; LEAVES OF ABSENCE

     A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 1990 Purchase Plan at any time prior to the close of an Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement during the open enrollment period preceding the commencement of a subsequent Offering Period.

     A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods, provided that a participant may elect to participate in a succeeding Offering Period only during the open enrollment period for such Offering Period.

     TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the 1990 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death of the participant, to the person or persons entitled thereto as specified by the participant in the subscription agreement. In the event that a prior participant is rehired at the Company, that participant will be eligible to re-enroll in a new Offering Period under the 1990 Purchase Plan.

     CAPITAL CHANGES

     In the event any change is made in the capitalization of the Company, such as a stock split or a stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders of the Company. The Board of Directors or its committee may also make provisions for adjusting the number of shares subject to the 1990 Purchase Plan and the purchase price per share in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions in the shares of the Company's outstanding Common Stock.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or its committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1990 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or its committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date ("New Exercise Date"). If the Board or its committee shortens the Offering Period then in progress in lieu of assumption or substitution, the Board or its committee shall notify each participant in writing, at least 10 days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period.

     AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors, or its committee, may at any time amend or terminate the 1990 Purchase Plan, except that such termination shall not affect options previously granted. No amendment may make any change in an option granted prior thereto which adversely affects the rights of any participant.

     To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor rule or provision or any other applicable law or regulation, the Company shall obtain stockholder approval in such a manner and to such a degree as is required thereby.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The 1990 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax, the amount of which will depend upon the holding period. If the shares are disposed of by the participant at least two years after the date of option grant (the beginning of the Offering Period) and at least one year after the date of option exercise (the date on which the shares were purchased by the participant), the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares measured generally as of the Exercise Date over the option price will be treated as ordinary income, and any further gain (or loss) will be treated as capital gain (or loss). Different rules for measuring ordinary income may apply to participants who are subject to Section 16 of the Exchange Act. The Company is not entitled to a deduction for amounts treated as ordinary income to a participant except to the extent of ordinary income recognized by participants upon disposition of shares within two years from the date of grant and one year from the date of option exercise.

     The foregoing is only a summary of the effect of United States federal income taxation upon the participant and the Company with respect to shares purchased under the 1990 Purchase Plan. This summary does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or country outside of the United States in which the participant may reside.

PARTICIPATION IN THE 1990 PURCHASE PLAN

     Participation in the 1990 Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination of the level of payroll deductions. Accordingly, future purchases under the 1990 Purchase Plan are not determinable. The last Exercise Date under the 1990 Purchase Plan was August 31, 1994. The following table sets forth certain information regarding shares purchased under the 1990 Purchase Plan during fiscal 1994 and through September 7, 1994 by each of the Company's most highly compensated officers named in the Summary Compensation Table, all current executive officers as a group and all other employees who participated in the 1990 Purchase Plan as a group (non-employee directors are not eligible to participate under the 1990 Purchase Plan):

                                    NUMBER OF SHARES PURCHASED                        DOLLAR VALUE AT
                                       ON EXERCISE DATES(#)                        EXERCISE DATES($)(1)
                             -----------------------------------------   -----------------------------------------
    NAME OF INDIVIDUAL       (AUGUST 31,   (FEBRUARY 28,   (AUGUST 31,   (AUGUST 31,   (FEBRUARY 28,   (AUGUST 31,
   OR IDENTITY OF GROUP         1993)          1994)          1994)         1993)          1994)          1994)
- - ---------------------------  -----------   -------------   -----------   -----------   -------------   -----------
Scott G. McNealy                    43            867              54     $      169     $   3,524      $      214
Kenneth M. Alvares                 200            129             264            788           524           1,048
Kevin C. Melia                     128            814              --            504         3,309              --
William J. Raduchel                337             --              --          1,328            --              --
Joseph P. Roebuck                  611            363             553          2,407         1,476           2,195
Edward J. Zander                   170            830              90            670         3,374             357
All current executive
  officers as a group            6,234          6,964           4,985         24,562        28,309          19,790
All other employees as a
  group                        983,613        878,325       1,017,175      3,875,435     3,570,391       4,038,185

- - ---------------

(1) Market value of shares on date of purchase, minus the purchase price under the Purchase Plan

REQUIRED VOTE AND RECOMMENDATION

     The amendment of the 1990 Purchase Plan requires the affirmative vote of the holders of a majority of the "Votes Cast" under Delaware Law. For this Proxy Statement, "Votes Cast" are defined under Delaware Law to be the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and "entitled to vote on the subject matter." Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in counting votes with respect to a proposal such as the amendment of the 1990 Purchase Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to broker non-votes, in a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as Votes Cast.

     MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN.

               AMENDMENTS TO 1990 LONG-TERM EQUITY INCENTIVE PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to approve amendments to the Company's 1990 Long-Term Equity Incentive Plan ("1990 Incentive Plan") in order to (i) increase the number of shares reserved for issuance thereunder by 3,350,000 shares, from 9,900,000 shares to 13,250,000 shares of Common Stock, and (ii) provide for specific limitations on the grant of options to employees, including executive officers. The 1990 Incentive Plan was adopted by the Board of Directors on October 16, 1990 and approved by the stockholders on December 13, 1990.

     At September 7, 1994, 645,784 shares of Common Stock were available for issuance under the 1990 Incentive Plan (exclusive of the 3,350,000 shares subject to stockholder approval at this Annual Meeting). In addition, options to purchase 8,922,692 shares were outstanding and 133,524 shares of Common Stock had been purchased pursuant to the exercise of options granted under the 1990 Incentive Plan at an average exercise price per share of $26.125. Additionally, as of September 7, 1994, 198,000 restricted shares of Common Stock have been issued and sold, at purchase prices of $0.00067 or $0.01 per share, of which 158,608 were outstanding.

     At the Annual Meeting, in addition to the proposed increase to shares reserved for issuance, as described above, the stockholders are also being asked to approve an amendment to the 1990 Incentive Plan for the purpose of placing a limitation on the grant of options to any employee, including an executive officer. The limitation provides that no employee, including executive officers, may receive in any one fiscal year options to purchase more than 150,000 shares of Common Stock, provided that a newly hired employee or executive officer may in addition receive a one-time grant of up to 200,000 shares upon acceptance of employment with the Company. This proposed amendment to the 1990 Incentive Plan is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to stock options granted to certain executive officers under the 1990 Incentive Plan. Recently enacted Federal income tax legislation, specifically Section 162(m) of the Code enacted under the Revenue Reconciliation Act of 1993, limits the deductibility of compensation paid to certain of the Company's executive officers. However, such limitation does not apply to compensation attributable to stock options if, among other things, the option plan includes limits such as the above-described limitations on option grants to employees. Therefore, to preserve the deductibility of such compensation, the Company is seeking to incorporate such limitations into the 1990 Incentive Plan. To the extent the Board of Directors or its committee determines that such limitations are not required to preserve the deductibility of option-related compensation, the Board or its committee may modify or eliminate such limitations. The 1990 Incentive Plan gives the Board or its committee broad discretion in granting options to executive officers. Under the 1990 Incentive Plan, as originally adopted, there is no such limitation to this discretion. Consequently, the Company is by this amendment seeking to limit the Board's, or its committee's as the case may be, discretion in granting options under the 1990 Incentive Plan in order to preserve the related corporate income tax deduction.

     The 1990 Incentive Plan authorizes the Board of Directors or its committee to grant incentive and nonstatutory stock options as well as stock purchase rights, stock appreciation rights (in connection with options) and long-term performance awards. The provisions of these options, rights and awards are outlined below. The 1990 Incentive Plan is structured to allow the Board of Directors or its committee broad discretion in creating employee equity incentives in order to assist the Company in attracting, retaining and motivating the best available talent for the successful conduct of its business. The Board of Directors believes the remaining shares under the 1990 Incentive Plan are insufficient to accomplish these purposes.

SUMMARY OF THE 1990 INCENTIVE PLAN

     The essential features of the 1990 Incentive Plan are outlined below.

     PURPOSE

     The purpose of the 1990 Incentive Plan is to provide an additional incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business.

     ELIGIBILITY

     Officers, consultants and other employees of the Company and its subsidiaries and affiliates whom the Board deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the 1990 Incentive Plan.

     ADMINISTRATION

     The 1990 Incentive Plan is administered by the Board of Directors or a committee appointed by the Board (for the purposes of this plan description, "Board" shall mean either the Board or a committee appointed by the Board). All questions of interpretation or application of the 1990 Incentive Plan are determined in the sole discretion of the Board or its committee, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1990 Incentive Plan, but may not vote on any matter affecting the administration of the 1990 Incentive Plan or the grant of any option or other award pursuant to the 1990 Incentive Plan. No member of the Board who is eligible to participate in the 1990 Incentive Plan may be a member of the committee appointed to administer the 1990 Incentive Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1990 Incentive Plan, other than the Chairman of the Compensation Committee who receives $1,500 for each meeting of such committee that he attends, see "Election of Directors -- Director Compensation."

     STOCK OPTIONS

     The 1990 Incentive Plan permits the granting of non-transferable stock options that either are intended to qualify as incentive stock options ("ISOs") or are not intended to so qualify and are nonstatutory stock options ("NSOs").

     The option exercise price for each share covered by an option may be less than the fair market value of a share of Common Stock on the date of grant of such option. However, in the case of an ISO, the price shall be no less than 100% of the fair market value of a share of Common Stock at the time such option is granted, subject to certain conditions set forth in the 1990 Incentive Plan, and further provided that, in the case of an employee subject to Section 16 of the Securities Exchange Act of 1934, the price shall be no less than 50% (or, in the case of ISOs, 100%) of the fair market value of the Common Stock on the date the option is granted.

     The term of each option will be fixed by the Board or its committee but may not exceed ten years from the date of grant in the case of ISOs. The Board or its committee will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board or its committee.

     The exercise price of options granted under the 1990 Incentive Plan, including applicable withholding, must be paid in full by cash, check, promissory note, Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options or delivery of an irrevocable subscription agreement. The Board or its committee may authorize as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Board or its committee may also authorize payment by any combination of the foregoing methods.

     Under the 1990 Incentive Plan, in the event of termination of an optionee's employment or consultancy for any reason, including retirement, an option may thereafter be exercised (to the extent it was exercisable on the date of termination) within such time period as is determined by the Board or its committee (which shall be no more than 90 days in the case of an ISO), subject to the stated term of the option. If the Board or its committee has determined that an employee was discharged for just cause, such employee shall have no further rights under the 1990 Incentive Plan. If an optionee's employment or consultancy is terminated by reason of the optionee's death, the option will be exercisable for such period following death as is determined by the Board or its committee subject to the stated term of the option.

     The granting of stock options under the 1990 Incentive Plan by the Board or its committee, as the case may be, is subjective and is dependent upon, among other things, an employee's individual performance, see "Report of Compensation Committee." Therefore, future option grants to executive officers or employees under the 1990 Incentive Plan are not determinable. For information regarding option grants to and exercises by executive officers named in the Summary Compensation Table during the last fiscal year, see "Option Grants in Last Fiscal Year"and "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values."

     STOCK APPRECIATION RIGHTS

     The Board or its committee may also grant non-transferable Stock Appreciation Rights ("SARs") in conjunction with related options, entitling the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Board or its committee) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the related option for such shares. The exercise of an SAR will result in cancellation of the related option or, conversely, the exercise of the related option will result in cancellation of the SAR. The granting of SARs under the 1990 Incentive Plan is subjective and is dependent upon, among other things, an employee's individual performance. No SARs had been granted under the 1990 Incentive Plan as of September 7, 1994.

     STOCK PURCHASE RIGHTS

     The Board or its committee may grant participants Stock Purchase Rights to purchase stock either alone, in addition to, or in tandem with other awards under the 1990 Incentive Plan and/or cash awards made outside of the 1990 Incentive Plan (at a price not more than $0.00067 per share, the par value of the Company's Common Stock, in the case of participants who are subject to
Section 16(b) of the Exchange Act) for limited periods of up to 60 days under such terms, conditions and restrictions as the Board may apply. Unless the Board or its committee determines otherwise, the stock so purchased will be subject to the Company's repurchase option exercisable upon the voluntary or involuntary termination of employment of the employee. The repurchase option shall lapse at such rate as the Board or its committee may so determine.

     The granting of Stock Purchase Rights under the 1990 Incentive Plan by the Board or its committee is subjective and is tied to an employee's individual performance. Such rights are most commonly granted to new key employees and, less frequently, to an executive officer in connection with his or her extraordinary performance, see "Report of Compensation Committee." Therefore, future grants of Stock Purchase Rights to any employee under the 1990 Incentive Plan are not determinable. For Stock Purchase Awards granted during the last fiscal year and for restricted stock held by the executive officers named in the Summary Compensation Table, see "Summary Compensation Table" (including the footnotes thereto).

     LONG-TERM PERFORMANCE AWARDS

     The Board or its committee may also grant Long-Term Performance Awards under the 1990 Incentive Plan. Such awards are bonus awards that shall be payable in cash or Common Stock and shall be based on the Company, subsidiary and/or individual performance factors or upon such other criteria as the Board or its committee may deem appropriate. Performance factors may vary from participant to participant, group to group, and period to period.

     The grant of Long-Term Performance Awards to executive officers, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board or its committee and future awards can be tied to factors such as Company or individual performance. Therefore, future grants of Long-Term Performance Awards to any employee under 1990 Incentive Plan are indeterminable. No Long-Term Performance Awards were granted to any employee during the last fiscal year.

     DEFERRALS UNDER THE PLAN

     The Board or its committee may also permit participants to elect to defer receipt of benefits under the 1990 Incentive Plan or make automatic deferrals. The Board may also provide and determine the amount of any deemed earnings for amounts deferred under the 1990 Incentive Plan.

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC.

     The Board or its committee is authorized to make appropriate adjustments in connection with outstanding awards under the 1990 Incentive Plan to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Board or its committee in its discretion may provide for substitution or adjustment in, or may accelerate or adjust, such awards.

     AMENDMENT AND TERMINATION

     The Board or its committee may amend, alter or discontinue the 1990 Incentive Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any stock options, Stock Appreciation Rights, Stock Purchase Rights, or Long-Term Performance Awards then outstanding under the 1990 Incentive Plan, without the participant's consent. Subject to the specific terms of the 1990 Incentive Plan, the Board or its committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

     In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or under Section 422A of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any 1990 Incentive Plan amendment in such a manner and to such a degree as is required.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1990 Incentive Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which an optionee may reside.

     STOCK OPTIONS

     If an option granted under the 1990 Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

     All other options which do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Securities Exchange Act of 1934, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

     STOCK APPRECIATION RIGHTS

     A recipient will not recognize any taxable income in connection with the grant of an SAR granted in connection with a stock option. On exercise of an SAR, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Common Stock of the Company) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the SAR.

     If the recipient receives shares of Common Stock of the Company upon exercise of an SAR, the tax consequences on purchase and sale of such shares will be the same as those discussed above for NSOs.

     STOCK PURCHASE RIGHTS

     Stock Purchase Rights will generally be subject to the tax consequences discussed above for NSOs.

     LONG-TERM PERFORMANCE AWARDS

     A recipient generally will not recognize any taxable income in connection with the grant of a Long-Term Performance Award. Otherwise, (unless a Section 83(b) election is timely filed at the time of grant) at the time the performance award vests, the recipient will generally recognize ordinary income in an amount equal to the fair market value of the award (computed with reference to the Common Stock of the Company) at the time of vesting. The recipient will be subject to the tax consequences discussed above for NSOs. If the recipient is an employee, any amount included in income will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the Long-Term Performance Award included as ordinary income by the recipient.

     CAPITAL GAINS

     Under current law, the tax rate on net capital gain (net long-term capital gain minus short-term capital loss) is capped at 28%. In addition, capital losses are allowed in full against capital gains plus $3,000 of other income.

REQUIRED VOTE AND RECOMMENDATION

     The amendments to the 1990 Incentive Plan, as described above, requires the affirmative vote of the holders of a majority of the "Votes Cast" under Delaware Law. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in counting votes with respect to a proposal such as the amendment of the 1990 Incentive Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to broker non-votes, in a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as Votes Cast.

     MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS
Dated: September 21, 1994

                             SUN MICROSYSTEMS, INC.

                       1990 EMPLOYEE STOCK PURCHASE PLAN

                       (LAST AMENDED ON AUGUST 10, 1994)

     The following constitute the provisions of the 1990 Employee Stock Purchase Plan of Sun Microsystems, Inc.

     1. PURPOSE. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean a Committee designated by the Board to administer the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board and any references herein to the Committee shall be construed as references to the Board.

          (d) "Common Stock" shall mean the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

          (e) "Company" shall mean Sun Microsystems, Inc., a Delaware corporation.

          (f) "Compensation", unless otherwise determined by the Committee, shall mean regular straight time gross earnings, variable compensation for field sales personnel, certain incentive bonuses, payments for overtime, shift premium, lead pay and automobile allowances, but shall exclude other compensation.

          (g) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

          (h) "Employee" shall mean any individual whose customary employment with the Company or any Designated Subsidiary is at least 20 hours per week and more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company; provided that where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (i) "Enrollment Date" shall mean the first day of each Offering
     Period.

          (j) "Exercise Date" shall mean the last day of each Exercise Period.

          (k) "Exercise Period" shall mean a period commencing on an Enrollment Date or on the day after an Exercise Date and which is of such duration as the Committee shall determine.

          (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

             (i) the last reported sale of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

             (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

             (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

             (iv) if none of the foregoing is applicable, then the fair market value of a share of Common Stock shall be determined by the Committee in its discretion.

          (m) "Offering Period" shall mean the period beginning with the date an option is granted under the Plan and ending with the date determined by the Committee. During the term of the Plan, the duration of each Offering Period shall be determined from time to time by the Committee, provided that no Offering Period may exceed 27 months in duration. If determined by the Committee, an Offering Period may include one or more Exercise Periods.

          (n) "Plan" shall mean this 1990 Employee Stock Purchase Plan.

          (o) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

          (r) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the total number of shares reserved and available for issuance pursuant to the Plan shall be 7,550,000. The shares may be either authorized but unissued or reacquired Common Stock.

     4. ELIGIBILITY.

          (a) Any Employee as defined in Section 2 who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 worth of stock (determined at the Fair Market Value of the shares at the time such option is granted).

     5. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods, each consisting of such number of Exercise Periods as the Committee shall determine, and shall continue until terminated in accordance with Section 20 hereof. The first Offering Period shall commence on a date to be determined by the Committee. The Committee shall have the power to change the duration of Offering Periods and Exercise Periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period and Exercise Period to be affected.

     6. PARTICIPATION.

          (a) An eligible Employee may become a participant in any Offering Period under the Plan only by completing a subscription agreement authorizing payroll deductions in form and substance satisfactory to the Committee and filing it with the Company during the open enrollment period prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payday following the Enrollment Date and shall continue until terminated by the participant as provided in Section 11.

     7. PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made (under this Plan and all employee stock purchase plans of the Company) on each payday during the Offering Period in an amount not exceeding a total of 10% (or such other percentage as the Committee may determine) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions (under this Plan and all employee stock purchase plans of the Company) during the Offering Period shall not exceed a total of 10% (or such other percentage as the Committee may determine) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 11. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11. To increase or decrease the rate of payroll deductions (within the limitations of Section 7(a)), (i) with respect to the next Offering Period, a participant must complete and file with the Company during the open enrollment period prior to the Enrollment Date for such Offering Period, or (ii) with respect to the next Exercise Period within the same Offering Period, a participant must complete and file with the Company prior to the commencement of the new Exercise Period within such Offering Period, a new subscription agreement authorizing a change in payroll deduction rate. Except in the case of authorized leaves of absence (which shall be governed by Section 11(c) below), such change in rate shall be effective at the beginning of the next Offering Period or Exercise Period, as the case may be, following the Company's receipt of the new subscription agreement.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a participant's payroll deductions may be decreased to 0% by the Company at such time during any Exercise Period which is scheduled to end during the current calendar year (the "Current Exercise Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan (and any other employee stock purchase plans of the Company) in a prior Exercise Period which ended during the current calendar year plus all payroll deductions accumulated with respect to the Current Exercise Period equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in a subsequent calendar year, unless terminated by the participant as provided in Section 11.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of by the participant, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition by the participant of Common Stock under the Plan.

     8. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible participant in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to the number of shares of the Company's Common Stock determined by dividing such participant's payroll deductions accumulated prior to or on such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall a participant be permitted to purchase during any Offering Period more than the number of shares determined to be the maximum permissible number (the "Option Cap") by the Committee with respect to the Offering Period prior to the Enrollment Date. In the event that the Committee does not establish an Option Cap prior to the Enrollment Date, the Option Cap shall be the number of shares determined by dividing $100,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 4(b), 7(d) and 13 hereof. Exercise of the option shall occur as provided in Section 9, unless the participant has withdrawn pursuant to Section 11, and such option shall expire on the last day of the Offering Period.

     9. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 11 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased. Any payroll deductions remaining in a participant's account after an Exercise Date shall be retained in the participant's account until the next Exercise Date within such Offering Period, unless an over-subscription exists (as defined in Section 13(a)) or the Offering Period has terminated with such Exercise Date, in which event such amount shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     10. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of either a certificate representing the shares purchased upon exercise of his or her option or other evidence of purchase.

     11.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all (but not less than all) the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the close of an Exercise Period by giving written notice to the Company in form and substance satisfactory to the Committee. Such notice shall state whether the participant is withdrawing only from the applicable Exercise Period or entirely from the Offering Period. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the current Offering Period or Exercise Period (as specified in the notice) will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period or Exercise Period, as applicable. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement during the open enrollment period preceding the commencement of a subsequent Offering Period. If a participant withdraws from an Exercise Period, payroll deductions will not resume at the beginning of any succeeding Exercise Period within the same Offering Period unless written notice is delivered to the Company in form and substance satisfactory to the Committee within the open enrollment period preceding the commencement of the Exercise Period directing the Company to resume payroll deductions.

          (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant's option will be automatically terminated.

          (c) In the event a participant fails to remain an Employee of the Company for at least 20 hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated; provided that (i) if an Employee shall take an unpaid leave of absence approved by the Company in accordance with Section 2(g) of this Plan of more than 30 days during an Offering Period in which the Employee is a participant, he or she will be deemed to have withdrawn from the applicable Exercise Period on the 31st day of such leave, and (ii) if an Employee shall take a paid leave of absence approved by the Company in accordance with Section 2(g) of this Plan of more than 90 days during an Offering Period in which the Employee is a participant, he or she will be deemed to have withdrawn from the applicable Exercise Period on the earlier of (aa) the 91st day if the Employee is paid for the entire 90 day leave, or (bb) the last day upon which the Employee is paid provided he or she is paid for at least 30 days. On the date upon which the Employee shall be deemed to have withdrawn from the applicable Exercise Period, the payroll deductions credited to his or her account will be returned to him or her, but he or she shall continue to be a participant in the applicable Offering Period during such authorized leave of absence until and unless such authorized leave of absence terminates without his or her returning to his or her employment with the Company.

          (d) A participant's withdrawal from an Exercise Period (but not from the Offering Period) will not have any effect upon his or her ability to participate in subsequent Exercise Periods during the same Offering Period. However, a participant's withdrawal from an Offering Period makes him or her ineligible for future participation in that Offering Period. Withdrawal from an Exercise Period or from an Offering Period will not have any effect upon a participant's eligibility to participate in a succeeding Offering Period of the Plan or in any similar plan which may hereafter be adopted by the Company, provided that a participant may elect to participate in a succeeding Offering Period only during the open enrollment period for such Offering Period and may not participate concurrently in more than one Offering Period.

          (e) Notwithstanding the foregoing, unless otherwise determined by the Committee, if the Fair Market Value on the Enrollment Date of an Offering Period in which a participant is enrolled (the "Current Offering Period") is greater than the Fair Market Value on the Enrollment Date of a succeeding Offering Period (the "Succeeding Offering Period"), the participant's enrollment in the Current Offering Period automatically will be terminated immediately following the exercise of his or her option under the Current Offering Period on the Exercise Date that occurs immediately prior to the Enrollment Date of the Succeeding Offering Period, and the participant automatically will be enrolled in the Succeeding Offering Period, unless the participant elects to remain in the former Offering Period by delivery to the Company of a written notice in form and substance satisfactory to the Committee.

     12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13.  STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan, as set forth in Section 3 hereof, is subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan (an "over-subscription"), the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

     14. ADMINISTRATION. The Plan shall be administered by the Board or a Committee of members of the Board appointed by the Board, as necessary to comply with the applicable restrictions of Rule 16b-3, if any.

The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its Committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 11.

     17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate funds from such payroll deductions.

     18. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each outstanding option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Exercise Period and the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period (and, if applicable, the Exercise Period) then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offering Period (and the Exercise Period, if applicable) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least 10 days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period or the Exercise Period as provided in Section 11. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     20.  AMENDMENT OR TERMINATION.

          (a) The Board may at any time and for any reason amend or terminate the Plan. Except as provided in Section 19, no such termination can affect options previously granted, provided that the Plan (and any Offering Period thereunder) may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as is required thereby.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than United States dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

     21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law of the United States or other country or jurisdiction, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of 20 years unless sooner terminated under Section 20.

                             SUN MICROSYSTEMS, INC.

                      1990 LONG-TERM EQUITY INCENTIVE PLAN

                        (LAST AMENDED ON AUGUST 10, 1994)

     1. PURPOSE OF THE PLAN. The purpose of the Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan is to enable Sun Microsystems, Inc. to provide an incentive to eligible employees, consultants and Officers whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

     2.  DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Committee or Committees referred to in
     Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

          (d) "Common Stock" means the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

          (e) "Company" means Sun Microsystems, Inc., a corporation organized under the laws of the state of Delaware, or any successor corporation.

          (f) "Director" means a member of the Board.

          (g) "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) the last reported sale price of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

             (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

             (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

             (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined by the Board in its discretion.

          (j) "Incentive Stock Option" means an Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (k) "Long-Term Performance Award" means an award under Section 10 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-Term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

          (l) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

          (m) "Officer" means an officer of the Company within the meaning of
     Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (n) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 below.

          (o) "Outside Director" means a Director who is not an employee of the Company.

          (p) "Plan" means this 1990 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

          (q) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

          (r) "Right" means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

          (s) "Stock Appreciation Right" means an award made pursuant to Section 8 below, which right permits the recipient to receive an amount of Common Stock or cash equal in value to the difference between the Fair Market Value of Common Stock on the date of grant of the Option and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

          (t) "Stock Purchase Right" means the right to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the purchaser under Section 9 below.

          (u) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

     In addition, the term "Rule 16b-3", the term "Performance Period" and the terms "Tax Date" and "Insiders" shall have meanings set forth in Section 5(a),
Section 10 and Section 11, respectively.

     3. ELIGIBLE PARTICIPANTS. Any Officer, consultant, or other employee of the Company or of a Subsidiary whom the Committee deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the Plan; provided, however, that any Options intended to qualify as Incentive Stock Options shall be granted only to employees of the Company or its Subsidiaries.

     4. STOCK SUBJECT TO THE PLAN. Subject to Sections 12 and 13, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 13,250,000 shares. Subject to Sections 12 and 13 below, if any shares of Common Stock that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Right, Option or Long-Term Performance Award granted hereunder is forfeited or any such award otherwise terminates prior to the issuance to the participant of Common Stock, the shares (if any) that were reserved for issuance pursuant to such Right, Option or Long-Term Performance Award shall again be available for distribution in connection with future awards or Option grants under the Plan; provided, however, that shares of Common Stock that have actually been issued under the Plan, whether upon exercise of an Option or Right or in satisfaction of a Long-Term Performance Award, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

     5. ADMINISTRATION.

          (a) Composition of Administrator.

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan ("Rule 16b-3"), and by the legal requirements relating to the administra-tion of stock plans such as the Plan, if any, of applicable securities laws, Delaware corporate law and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are not employees, (B) Directors who are employees, (C) Officers who are not Directors and (D) Employees who are neither Directors nor Officers.

             (ii) Administration with Respect to Directors and Officers. With respect to grants of Options, Rights and Long-Term Performance Awards to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (II) in such a manner as to satisfy the Applicable Laws.

             (iii) Administration with Respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

             (iv) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

          (b) Authority. A Committee, if there be one, shall have full power to implement and carry out the Plan, subject to the general purposes, terms, and conditions of the Plan and to the direction of the Board (including the specific duties delegated by the Board to such Committee), which power shall include, but not be limited to, the following:

             (i) to select the Officers, consultants and other employees of the Company and/or its Subsidiaries to whom Options, Rights and/or Long-Term Performance Awards may from time to time be granted hereunder;

             (ii) to determine whether and to what extent Options, Rights and/or Long-Term Performance Awards, or any combination thereof, are granted hereunder;

             (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (iv) to approve forms of agreement for use under the Plan;

             (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

             (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 7(j) instead of Common Stock;

             (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option or Right granted under the Plan;

             (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

             (ix) to reduce the exercise price of any Option or Right;

             (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights.

          The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     6. DURATION OF THE PLAN. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than October 15, 2000, 10 years from the date the Plan was adopted by the Board.

     7. STOCK OPTIONS. The Committee, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

          (a) Exercise Price; Number of Shares. The exercise price of the Option, which shall be approved by the Committee, may be less than the Fair Market Value of the Common Stock at the time the Option is granted; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(g) below, and further provided that, in the case of an Insider (as defined in Section 11 hereof), the price shall be no less than 50% of the Fair Market Value of the Common Stock on the date the Option is granted.

          The Option agreement shall specify the exercise price and the number of shares of Common Stock to which it pertains.

          (b) Waiting Period; Exercise Dates; Term. At the time an Option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the Option may first be purchased. The Committee may specify that an Option may not be exercised until the completion of the waiting period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Committee shall fix the period within which such Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than 10 years from the date of grant.

          (c) Form of Payment. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) certified or cashier's check, (iii) promissory note, (iv) other shares of Common Stock (including, in the discretion of the Committee, Restricted Stock) which (x) either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement or (vii) any combination of the foregoing methods of payment.

          (d) Effect of Termination of Employment or Death of Employee Participants. In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary for any reason, including retirement, any Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment, shall expire within such time period as is determined by the Committee; provided, however, that in the case of an Incentive Stock Option the Option shall expire unless exercised within a period of 90 days from the date on which the optionee ceased to be an employee, but in no event after the expiration of the term of such Option as set forth in the Option agreement. If in any case the Committee shall determine that an employee shall have been discharged for Just Cause (as defined below) such employee shall not thereafter have any rights under the Plan or any Option that shall have been granted to him or her under the Plan. For purposes of this Section, "Just Cause" means the termination of employment of an employee shall have taken place as a result of (i) willful breach or neglect of duty; (ii) failure or refusal to work or to comply with the Company's rules, policies, and practices; (iii) dishonesty; (iv) insubordination; (v) being under the influence of drugs (except to the extent medically prescribed) or alcohol while on duty or on Company premises; (vi) conduct endangering, or likely to endanger, the health or safety of another employee; or (vii) conviction of a felony. In the event of the death of an employee optionee, that portion of the Option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event of the death of an optionee within one month after termination of employment or service, that portion of the Option which had become exercisable on the date of termination shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event that an optionee ceases to be an employee of the Company or of any Subsidiary for any reason, including death or retirement, prior to the lapse of the waiting period, if any, his or her Option shall terminate and be null and void.

          (e) Leave of Absence. The employment relationship shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
     (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days (or not more than 30 days for unpaid leave), unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (iv) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or its successor. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option agreement.

          (f) Acceleration of Exercisability or Waiting Period. The Committee may accelerate the earliest date on which outstanding Options (or any installments thereof) are exercisable.

          (g) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

             (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Options designated as Incentive Stock Options become exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted and (ii) the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

             (ii) 10% Stockholder. If any person to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                (A) The exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant; and

                (B) The Option shall not have a term in excess of five years from the date of grant.

     Except as modified by the preceding provisions of this Subsection 7(g) and except as otherwise required by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

          (h) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

          (i) Options to Consultants. Options granted to consultants shall not be subject to Sections 7(b) and 7(d) of the Plan, but shall have such terms and conditions pertaining to waiting period (if any), exercise date, and effect of termination of the consulting relationship as the Committee shall determine in each case.

          (j) Buyout Provisions. The Committee may at any time offer to buy out, for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made. Any such offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3. This provision is intended only to clarify the powers of the Committee and shall not in any way be deemed to create any rights on the part of optionees to receive buyout offers or payments.

          (k) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Option agreement in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (l) Limitations on Grants to Employees. Notwithstanding anything to the contrary herein, the following limitations shall apply to grants of
     Options:

             (i) No eligible participant shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 shares.

             (ii) In connection with his or her initial employment, an eligible participant may be granted Options to purchase up to an additional 200,000 shares which shall not count against the limit set forth in subsection (i) above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

             (iv) If an Option is cancelled (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limit set forth in this paragraph l. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     8. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted only in connection with an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to such Stock Appreciation Rights.

          (a) Exercise of Right. The Stock Appreciation Right shall entitle the optionee to exercise the Right by surrendering to the Company unexercised a portion of the underlying Option as to which Optionee has a right to exercise. The Optionee shall receive in exchange from the Company an amount in cash or Common Stock equal in value to the excess of (x) the Fair Market Value on the date of exercise of the Right of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option, as determined in accordance with Section 7(a) above. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right; provided, however, that such limit shall not restrict the exercisability of the underlying Option.

          (b) Option Cancelled. When a Stock Appreciation Right is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable.

          (c) Exercisability Requirement. A Stock Appreciation Right shall be exercisable only when and to the extent that the underlying Option is exercisable and shall expire no later than the date on which the underlying Option expires.

          (d) In-The-Money Requirement. A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the underlying Option exceeds the exercise price of the Common Stock covered by the underlying Option.

          (e) Incentive Stock Option Requirements. In the event that a Stock Appreciation Right is granted that relates to an Incentive Stock Option, such Right shall contain such additional or different terms as may be necessary under applicable regulations to preserve treatment of the Incentive Stock Option as such under Section 422 of the Code.

          (f) Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee), and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee in its sole discretion may determine. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

          (g) Rule 16b-3. Stock Appreciation Rights granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Right agreement in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. Such a person may only make an election to receive cash in full or partial settlement of the Stock Appreciation Right or exercise a Stock Appreciation Right during such time or times as are permitted by paragraph (e) of Rule 16b-3 or any successor provision.

     9. STOCK PURCHASE RIGHTS.

          (a) Rights To Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, which price in the case of Insiders (as defined in Section 11) shall not be more than $0.00067 per share (the par value of the Company's Common Stock, as adjusted from time to time, and the minimum price permitted by the Delaware General Corporation Law), and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the

     Committee. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     10. LONG-TERM PERFORMANCE AWARDS.

          (a) Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the recipient of any consideration for the Long-Term Performance Award or for the shares of Common Stock covered by such award. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance and/or employment factors to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a written Long-Term Performance Award agreement.

          (b) Value of Awards. At the beginning of each Performance Period, the Committee may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of shares of Common Stock to be issued to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

          (c) Adjustment of Awards. Notwithstanding the provisions of Section 20 hereof, the Committee may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

          (d) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may in its discretion provide for an earlier payment in settlement of such award, which payment may be in such amount and under such terms and conditions as the Committee deems appropriate.

          Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates employment or his or her consultancy during a Performance Period for any reason other than death or Disability, then such a participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine in its discretion.

          (e) Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee). Payment shall be made in the form of cash or whole shares of Common Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

          (f) Reservation of Shares. In the event that the Committee grants a Long-Term Performance Award that is payable in cash or Common Stock, the Committee may (but need not) reserve an appropriate number of shares of Common Stock under the Plan at the time of grant of the Long-Term Performance Award. If and to the extent that the full amount reserved is not actually paid in Common Stock, the shares of Common Stock representing the portion of the reserve for that Long-Term Performance Award that is not actually issued in satisfaction of such Long-Term Performance Award shall again become available for award under the Plan. If shares of Common Stock are not reserved by the Committee at the time of grant, then (i) no shares shall be deducted from the number of shares available for grant under the Plan at that time and (ii) at the time of payment of the Long-Term Performance Award, only the number of shares actually issued to the participant shall be so deducted. If there are not a sufficient number of shares available under the Plan for issuance to a participant at the time of payment of a Long-Term Performance Award, any shortfall shall be paid by the Company in cash.

          (g) Rule 16b-3. Grants of Long-Term Performance Awards to Directors and Officers must comply with the applicable provisions of Rule 16b-3 and such Long-Term Performance Awards shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written agreement relating to such Long-Term Performance Awards in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.

          (a) Ability to Use Stock for Withholding. When a participant incurs tax liability in connection with the exercise or vesting of any Option, Right or Long-Term Performance Award, which tax liability is subject to tax withholding under applicable tax laws, and the participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          (b) Elections to Have Stock Withheld. All elections by participants to have shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

             (i) the election must be made on or prior to the applicable Tax
        Date;

             (ii) once made, the election shall be irrevocable as to the particular shares as to which the election is made (unless otherwise permitted by applicable tax regulations under the Code);

             (iii) all elections shall be subject to the consent or disapproval of the Committee; and

             (iv) if the participant is an Officer or Director of the Company or other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act (collectively "Insiders"), the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) Section 83(b) Election. In the event the election to have shares withheld is made by a participant, no election is filed under Section 83(b) of the Code and the Tax Date is deferred under Section 83 of the Code, the participant shall receive the full number of shares with respect to which the exercise occurs, but such participant shall be unconditionally obligated to tender back to the Company the proper number of shares on the Tax Date.

     12. RECAPITALIZATION. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option, Right or Long-Term Performance Award theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

     13. REORGANIZATION. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of separation, reorganization, or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options, Rights or Long-Term Performance Awards either (a) make appropriate provision for the protection of any such outstanding Options, Rights or Long-Term Performance Awards by the assumption or substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided that in the case of Incentive Stock Options, such assumption or substitution comply with Section 424(a) of the Code, or (b) upon written notice to the participant, provide that the Option or Right must be exercised within 30 days of the date of such notice or it will be terminated. In any such case, the Committee may, in its discretion, advance the lapse of vesting periods, waiting periods, and exercise dates.

     14. EMPLOYMENT OR CONSULTING RELATIONSHIP. Nothing in the Plan or any award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any recipient's employment or consulting relationship at any time, with or without cause, nor confer upon any recipient any right to continue in the employ or service of the Company or any Subsidiary.

     15. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, quotation, registration, or qualification of the shares subject to such award upon any securities exchange or quotation system or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of shares thereunder, such award may not be exercised in whole or in part unless such listing, quotation, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     16. RIGHTS AS A STOCKHOLDER. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any shares covered by such Option, Right or Long-Term Performance Award until the date of exercise. Once an Option, Right or Long-Term Performance Award is exercised by the holder thereof, the participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     17. NONASSIGNABILITY OF AWARDS. No awards made hereunder, including Options, Rights and Long-Term Performance Awards, shall be assignable or transferable by the recipient other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and in no event shall such awards be assigned or transferred in a manner that is inconsistent with the specific Plan provisions relating thereto. The designation of a beneficiary by a participant does not constitute a transfer. During the life of the recipient, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her or by a transferee permitted by this Section 17.

     18. WITHHOLDING TAXES. Whenever, under the Plan, shares are to be issued in satisfaction of Options, Rights or Long-Term Performance Awards granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made to participants in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     19. NONEXCLUSIVITY OF THE PLAN. Neither the adoption or amendment of the Plan by the Board, the submission of the Plan or any amendments thereto to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt and implement such additional compensation arrangements as it may deem desirable, including, without limitation, the awarding of cash or the granting of stock options, stock appreciation rights, stock purchase rights or long-term performance awards outside of the Plan, and such arrangements may be either generally applicable to a class of employees or consultants or applicable only in specified cases.

     20. AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN. The Board may at any time amend, alter, suspend, or terminate the Plan, but no amendment, alteration, suspension, or termination shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other Applicable Law), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by such Applicable Law.

     21. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon approval of the Board and shall be subject to stockholder approval within 12 months of adoption by the Board. Options, Rights and Long-Term Performance Awards may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.

(LOGO)IJK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             SUN MICROSYSTEMS, INC.
                      1994 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Sun Microsystems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 21, 1994, and hereby appoints Scott G. McNealy and Michael H. Morris or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1994 Annual Meeting of Stockholders of Sun Microsystems, Inc. to be held on November 2, 1994 at 9:00 a.m., local time, at the Company's offices at 2750 Coast Avenue (Building 6), Mountain View, California, and at any adjournment(s) or postponement(s) thereof,and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENTS TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.  ELECTION OF DIRECTORS:

     Nominees: Scott G. McNealy; L. John Doerr; William R.Hearst III; Robert L. Long; M. Kenneth Oshman; A. Michael Spence.
                             FOR /  / WITHHELD /  /

- - --------------------------------------------------------------------------------
For all nominees except as noted above

2.  AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN:

     Proposal to approve the amendment to the 1990 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,250,000 shares, from 6,300,000 shares to 7,550,000 shares.
                       /  / FOR /  / AGAINST /  / ABSTAIN

3.  AMENDMENTS TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN:

     Proposal to approve the amendments to the 1990 Long-Term Equity Incentive Plan in order to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 3,350,000 shares, from 9,900,000 shares to 13,250,000 shares, and (ii) provide for certain specific limitations on the grant of stock options to employees, including executive officers, of the Company.

                       /  / FOR /  / AGAINST /  / ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

Signature: ___________________________      Date _______________________________

Signature: ___________________________      Date _______________________________


DEAR STOCKHOLDER,

A year ago we introduced improvements in the way we communicated our quarterly results to you. Until last year, Sun mailed a quarterly report to each of its stockholders. These reports often did not reach you until four to six weeks after the announcement of results, and they were quite expensive for Sun to produce and distribute. As a result, we replaced the traditional quarterly report with a modern system designed to provide you with our results more rapidly and at significantly less cost to your company. Over the last year, Sun saved approximately $200,000 with this new system.

This year, in response to your comments and suggestions, we've made changes to further improve our communications with you. To that end, we have made it easier for you to reach our Investor Relations department by adding a toll-free, 800 number, and we are making more documents available to you through our fax-on-demand system. Additionally, an electronic, interactive version of this year's annual report and other corporate information are available to those of you who have access to the World Wide Web on the Internet.

COMMUNICATING WITH YOUR COMPANY

With Sun's enhanced investor response system, you may choose to receive information in three convenient ways:

   1) To have information faxed to you, please call: (800) FAX-SUNW

   2) To be placed on the mailing list, to listen to a recording of our most recent earnings announcement or to reach an Investor Relations representative, please call: (800) 801-SUNW

   3) To locate Sun's Investor Relations page on the Internet through Mosaic, use the URL (uniform resource locator):
      http://www.sun.com/smi/InvestorRelations

For details about the information available through each of these methods, please see the reverse side of this letter.

If you would like to write to us, please send your correspondence to the following address:
        Sun Microsystems, Inc.
        attn: Investor Relations, M.S. PAL1-207
        2550 Garcia Avenue
        Mountain View, CA 94043

Of course, as a stockholder, you will continue to automatically receive the annual report and proxy statement by mail.

We believe you will find these enhanced methods of providing information timely and easy to use. These changes have the added benefit of decreasing Sun's costs associated with providing information to you.

Thank you for your continued support and confidence in Sun Microsystems, Inc.

Very truly yours,

Michael Lehman
Vice President and Chief Financial Officer

Sun Microsystems, Inc.
Investor Relations Department

INFORMATION AVAILABLE TO YOU THROUGH THESE THREE OPTIONS

1) To receive faxed information: (800) FAX-SUNW is our fax-on-demand system that allows you to call us toll-free from anywhere in the United States or Canada. By simply dialing (800) FAX-SUNW, you will be able to request the following kinds of information, at no cost to you, using your touchtone telephone:

   - Earnings announcement press releases and financial statements
   - Operations analysis data sheets containing historical financial and operating information
   - Product data sheets
   - Recent press releases
   - Annual report sections (such as the Letter To Our Stockholders, Management's Discussion and Analysis, etc.)
   - Other corporate information

2) To contact Sun's Investor Relations department: (800) 801-SUNW is a toll-free phone number that allows you to call Sun's Investor Relations department from anywhere in the United States or Canada. By dialing that number, you will be able to request the following types of information:

   - To be placed on the mail distribution list for future mailings
   - To hear a recording of our most recent earnings announcement
   - To reach an Investor Relations representative
   You will be guided through a series of choices using your touchtone telephone. If you do not have a touchtone telephone, or wish to speak to an Investor Relations representative, simply stay on the line and you will be connected shortly.

3) Sun's home page on the Internet will provide you with many types of information such as product, marketing and financial data as well as an on-line version of Sun's annual report. Internet access to this information has the advantage of providing you with up-to-date company information throughout the year. For more information about the Internet and Mosaic, please contact an Internet service provider in your area.